EXHIBIT 10.7-I

               AMENDMENT TO CHANGE IN CONTROL AGREEMENT BETWEEN
                   STANDARD FINANCIAL MORTGAGE CORPORATION
                          AND ROBERT R. HARRING, III

               Standard Financial Mortgage Corporation ("SFMC"), Standard Financial, Inc. ("Holding Company") and Robert
          R. Harring, III ("Executive") executed a certain Change in Control Agreement (the "Agreement"), effective July 28, 1995 and amended July 18, 1996, wherein they reserved the right to modify or amend said Agreement in writing at any time in whole or in part.

               WHEREAS, Holding Company and SFMC are desirous of amending the Agreement in certain respects and retaining the services of Executive; and

               WHEREAS, Executive is willing to accept such amendments and to continue to serve in the employ of Holding Company and SFMC.

               NOW, THEREFORE, in consideration of Holding Company and SFMC continuing to retain the services of Executive and for Executive continuing to serve in the employ of Holding Company and SFMC and for other good and valuable consideration, the parties hereto agree to amend said Agreement effective September 1, 1996, as follows:

               1. A new Section 5 is hereby added to read as follows:

                       "Section 5 - Confidentiality and
                           Covenant Not to Compete

               5.1 Covenant Not to Compete. In consideration of the employment of Executive and the potential payments to be received under this Agreement, Executive covenants and agrees that Executive shall not during the one-year period immediately following the termination of his employment:

                    (a)  without the prior written consent of
          Holding Company or SFMC, engage or become interested in any capacity, directly or indirectly (whether as proprietor, principal stockholder, director, partner, employee, trustee, beneficiary, or in any other capacity) in any business selling, providing or developing products or services competitive with products or services sold or maintained by Holding Company or SFMC within a 5-mile radius of the Chicago Metropolitan Statistical Area; or

                    (b)  recruit or solicit for employment any
          current or future employee of SFMC or any of its respective successors or any entities related to it.

               5.2  Confidential Information.  Executive
          acknowledges that all Secret or Confidential Information is the exclusive property of SFMC. Executive shall not during the period of his employment by SFMC or at any time thereafter, disclose to any person, firm or corporation, or publish or use for any purpose, any Secret or Confidential Information except as properly required in the ordinary course of business of SFMC or as directed and authorized by SFMC. Upon the termination of his employment with SFMC for any reason whatsoever, Executive shall return and deliver to SFMC within 7 days any and all papers, books, records, documents, memoranda and manuals, including all copies thereof, belonging to SFMC or relating to its business, in Executive's possession, whether prepared by Executive or others. If at any time after the termination of Executive's employment with SFMC, Executive determines that he has any Secret or Confidential Information in his possession or control, Executive shall immediately return all such Secret or Confidential Information to SFMC including all copies and portions thereof.

               For purposes of this Section, "Secret or Confidential Information" means secret or confidential information of SFMC (including secret or confidential information of SFMC's subsidiaries and affiliates), including but not limited to lists of customers; identity of customers; identity of prospective customers; contract terms; bidding information and strategies; pricing methods; computer software; computer software methods and documentation; hardware; salary information with respect to SFMC employees; financial product design information; SFMC's business plan; methods of operation of SFMC or its affiliates; the procedures, forms and techniques used in servicing accounts; and all other documents or information which are required to be maintained in confidence for the continued success of SFMC and its business, provided that secret or confidential information shall not include information reasonable available to the general public.

               5.3 Disclosure and Survival of Covenants. If Executive, in the future, seeks or is offered employment by any other company, firm or person, he shall provide a copy of this Agreement to the prospective employer prior to accepting employment with that prospective employer. The provisions of Sections 5.1 and 5.2 shall survive termination of this Agreement or of Executive's employment.

               In all other respects, Holding Company, SFMC and Executive hereby confirm the Agreement, as herein amended, reserving to Holding Company, SFMC and Executive the joint right further to amend or revoke, in whole or in part, the Agreement and this amendment thereto.


               IN WITNESS WHEREOF, Holding Company, SFMC and
          Executive have signed this amendment this ______ day of ______________________, 1996.

                         STANDARD FINANCIAL MORTGAGE CORPORATION

                              By:_________________________________
                              Title:______________________________

                         STANDARD FINANCIAL, INC.

                              By:_________________________________
                              Title:______________________________

                         ROBERT R. HARRING, III

                              By:_________________________________
                              Title:______________________________